UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Alaska Communications Systems Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Keith E. Gottfried, Esq.

Sean M. Donahue, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004-2541

(202) 739-3000

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Alaska Communications Systems Group, Inc., a Delaware corporation (“Alaska Communications”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with Alaska Communications’ solicitation of proxies from its stockholders in connection with its 2018 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the “2018 Annual Meeting”). Alaska Communications has neither scheduled the 2018 Annual Meeting nor filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2018 Annual Meeting.

Press Release Issued on February 9, 2018

Attached hereto is a press release issued by Alaska Communications on February 9, 2018, wherein Alaska Communications confirmed that it had received a purported notice of nominations from TAR Holdings LLC, an entity for which Karen Singer serves as the sole member, of its intention to nominate the following three candidates to stand for election to Alaska’s Communications’ six-member Board of Directors at the 2018 Annual Meeting: Steven G. Singer (brother-in-law of Karen Singer), Wayne Barr, Jr. and Patrick F. Doyle.

Alaska Communications, in consultation with its advisors, intends to review the purported notice of nominations that was submitted on February 9, 2018, to assess whether the purported notice of nominations complies with Alaska Communications’ Amended and Restated Bylaws. Given that Alaska Communications only first received the purported notice of nominations on February 9, 2018, such review is just beginning and, accordingly, at this point, Alaska Communications is unable to confirm whether the purported notice of nominations, as submitted, is in compliance with Alaska Communications’ Amended and Restated Bylaws.

This press release is being filed herewith because it may be deemed to be solicitation material in connection with Alaska Communications’ solicitation of proxies to be used at the 2018 Annual Meeting.

Important Additional Information And Where To Find It

Alaska Communications, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Alaska Communications’ stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Information regarding the names of Alaska Communications’ directors and executive officers and their respective interests in Alaska Communications through security holdings or otherwise can be found in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, filed with the SEC on April 27, 2017. To the extent holdings of Alaska Communications’ securities have changed since the amounts set forth in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Alaska Communications intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Alaska Communications’ stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, through security holdings or otherwise, will be set forth in Alaska Communications’ proxy statement for its 2018 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY ALASKA COMMUNICATIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Alaska Communications with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Investor Relations section of Alaska Communications’ corporate website at www.alsk.com, by writing to Alaska Communications’ Corporate Secretary at Alaska Communications Systems Group, Inc., 600 Telephone Avenue, Anchorage AK 99503 or by contacting Alaska Communications’ investor relations department at (907) 564-7556.

ALASKA COMMUNICATIONS CONFIRMS RECEIPT OF NOMINATIONS NOTICE

ANCHORAGE, Alaska – February 9, 2018 – Alaska Communications (NASDAQ: ALSK), a leading provider of broadband telecommunication and managed information technology services to customers in the State of Alaska and beyond, today confirmed that it has received a purported notice of nominations from TAR Holdings LLC regarding its intention to nominate three director candidates to Alaska Communications’ six-member board of directors at Alaska Communications’ 2018 Annual Meeting of Stockholders.

TAR Holdings, an entity for which Karen Singer serves as the sole member, has indicated in its purported notice of nominations that it is seeking to nominate the following three candidates to Alaska Communications’ Board of Directors: Steven G. Singer (brother-in-law of Karen Singer), Wayne Barr, Jr. and Patrick F. Doyle.

Alaska Communications, in consultation with its advisors, intends to review TAR Holdings’ purported notice of nominations to assess whether it complies with Alaska Communications’ Amended and Restated Bylaws and, accordingly, at this point, Alaska Communications is unable to confirm that such purported notice of nominations, as submitted, is in compliance with Alaska Communications’ Amended and Restated Bylaws.

The Alaska Communications Board will present its formal recommendation regarding director nominations in Alaska Communications’ definitive proxy statement to be filed with the Securities and Exchange Commission in connection with its 2018 Annual Meeting of Stockholders. Alaska Communications stockholders are not required to take any action at this time.

Morgan, Lewis & Bockius LLP is serving as legal advisor to Alaska Communications.

About Alaska Communications Systems

Alaska Communications (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

Important Additional Information And Where To Find It

Alaska Communications, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Alaska Communications’ stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Information regarding the names of Alaska Communications’ directors and executive officers and their respective interests in Alaska Communications by security holdings or otherwise can be found in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on April 27, 2017. To the extent holdings of Alaska Communications’ securities have changed since the amounts set forth in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Alaska Communications intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Alaska Communications stockholders in connection with the matters to be considered at Alaska

Communications’ 2018 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Alaska Communications’ proxy statement for its 2018 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY ALASKA COMMUNICATIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Alaska Communications with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Alaska Communications’ corporate website at www.alsk.com, by writing to Alaska Communications’ Corporate Secretary at Alaska Communications Systems Group, Inc., 600 Telephone Avenue, Anchorage AK 99503 or by contacting Alaska Communications’ investor relations department at (907) 564-7556.

Contacts:

Media Contact:

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Heather.Cavanaugh@acsalaska.com

or

Investor Contact:

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com